SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
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Energy Services of America Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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[  ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Energy Services of America Corporation
100 Industrial Lane
Huntington, West Virginia 25702

May 14, 2013

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Energy Services of America Corporation.  The Annual Meeting will be held at the Pullman Plaza Hotel, 1001 Third Avenue, Huntington, West Virginia 25701 at 2:00 p.m., local time, on June 12, 2013.

The enclosed Notice of the Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting.  During the Annual Meeting we will also report on the operations of Energy Services of America Corporation. Directors and officers will be present to respond to any questions that stockholders may have.  Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning our activities and operating performance.

The business to be conducted at the Annual Meeting consists of the election of eight (8) directors to the Board of Directors, the ratification of our independent registered public accounting firm and two non-binding proposals.  One non-binding proposal is an advisory vote on executive compensation.  The second non-binding vote is an advisory vote relating to the frequency of future advisory votes on executive compensation.  The Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interests of Energy Services of America Corporation and our stockholders.  For the reasons set forth in the Proxy Statement, the Board of Directors recommends a vote “FOR” the election of directors, ratification of our independent registered public accounting firm and the advisory vote on executive compensation.  The Board of Directors recommends that you vote for the “One Year” frequency to vote on executive compensation.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting.  This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.  Your vote is important, regardless of the number of shares that you own.

Sincerely,

Marshall T. Reynolds
Chairman of the Board

Energy Services of America Corporation
100 Industrial Lane
Huntington, West Virginia 25702
(304) 399-6315

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 12, 2013

Notice is hereby given that the Annual Meeting of Stockholders of Energy Services of America Corporation will be held at the Pullman Plaza Hotel, 1001 Third Avenue, Huntington, West Virginia 25701 at 2:00 p.m., local time, on June 12, 2013.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is being held for the purpose of considering and acting upon:

1.	the election of eight (8) directors to the Board of Directors;

2.	the ratification of our independent registered public accounting firm;

3.	an advisory, non-binding resolution with respect to the executive compensation described in the proxy statement; and

4.	An advisory, non-binding proposal with respect to the frequency that shareholders will vote on our executive compensation.

We will also consider such other matters as may properly come before the Annual Meeting or any adjournments thereof.  The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which the Annual Meeting may be adjourned.  Stockholders of record at the close of business on May 6, 2013 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

A list of stockholders entitled to vote at the Annual Meeting will be available at our main office located at 100 Industrial Lane, Huntington, West Virginia 25702 for a period of ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.  A PROXY MAY BE REVOKED BY FILING WITH THE CORPORATE SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE.  ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING.  HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER FOR YOU TO VOTE IN PERSON AT THE ANNUAL MEETING.

Our proxy statement, annual report to shareholders on Form 10-K, and proxy card are available on the internet at www.energyservicesofamerica.com.

By Order of the Board of Directors

Huntington, West Virginia	Larry A. Blount
May 14, 2013	Corporate Secretary

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE ENERGY SERVICES OF AMERICA CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT

Energy Services of America Corporation
100 Industrial Lane
Huntington, West Virginia 25702
(304) 399-6315

ANNUAL MEETING OF STOCKHOLDERS
June 12, 2013

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Energy Services of America Corporation to be used at the Annual Meeting of Stockholders, which will be held at the Pullman Plaza Hotel, 1001 Third Avenue, Huntington, West Virginia 25701 on June 12, 2013, at 2:00 p.m., local time, and all adjournments of the Annual Meeting.  The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about May 14, 2013.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below.  Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof.  Proxies solicited on behalf of the Board of Directors will be voted in accordance with the directions given thereon.  Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting.  Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

Proxies may be revoked by sending written notice of revocation to our Corporate Secretary at the address shown above, delivering to us a duly executed proxy bearing a later date, or attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to our Corporate Secretary prior to the voting of such proxy.

VOTING SECURITIES AND VOTING PROCEDURES

Holders of record of our common stock, par value $0.0001 per share, as of the close of business on May 6, 2013 are entitled to one vote for each share then held, except as described below.  As of the record date, we had 14,446,836 shares outstanding and entitled to vote. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Broker non-votes and proxies marked ABSTAIN will be counted for purposes of determining whether a quorum is present.  In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the eight (8) nominees proposed by the independent directors acting as the nominating committee of the Board of Directors or to WITHHOLD AUTHORITY to vote for one or more of the nominees being proposed.  Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Each share of common stock is entitled to one vote.

As to the ratification of our independent public accounting firm, shareholders will have the opportunity to vote “FOR” or “AGAINST” the proposal or to vote “ABSTAIN”.  This proposal must be approved by a majority of the votes represented in person or by proxy and entitled to vote.

As to the advisory, non-binding resolution with respect to our executive compensation as described in this proxy statement, a shareholder may vote “FOR”  the resolution, “AGAINST” the resolution, or “ABSTAIN” from voting on the resolution.  The affirmative vote of a majority of shares cast is required for the approval of this resolution.  While this vote is required by law, it will neither be binding on Energy Services or the Board of Directors.

As to the advisory, non-binding proposal with respect to the frequency that shareholders will vote on a resolution respecting our executive compensation, a shareholder may vote to consider the resolution every “One Year”, “Two Years” or “Three Years”, or the shareholder may “ABSTAIN” from voting.  The option receiving the greatest number of votes will be considered the frequency recommended by shareholders.  While this vote is required by law, it will neither be binding on Energy Services or the Board of Directors.

Proxies solicited hereby will be returned to us and will be tabulated by an inspector of election designated by the Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Persons and groups who beneficially own in excess of five percent of our common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership.  The following table sets forth, as of the record date, the shares of common stock beneficially owned by each person who was the beneficial owner of more than five percent of our outstanding shares of common stock, as well as the shares owned by our directors and executive officers as a group.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership(1)	Percent of Shares of Common Stock Outstanding

All Directors, Nominees and Executive Officers as a Group (9 persons)	4,571,305	31.6%
Principal Stockholders:
Marshall T. Reynolds 100 Industrial Lane, Huntington, West Virginia 25702	1,712,773	11.9%
Edsel R. Burns 4350 County Road 31 Chesapeake, Ohio 45619	793,539	5.5%
Douglas V. Reynolds 100 Industrial Lane, Huntington, West Virginia 25702	1,162,279	8.0%

(1)
In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table of any shares of common stock if he has sole or shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.

PROPOSAL I—ELECTION OF DIRECTORS

Our Board of Directors currently is composed of eight members. Under our bylaws, all of our directors are elected annually.  Directors are generally elected to serve for a one-year period and until their respective successors have been elected and shall qualify. The independent members of the Board of Directors has nominated to serve as directors each of the nominees listed in the table below, each of whom is currently a member of the Board of Directors and each of whom has been nominated to serve for a one-year period and until his successor has been elected and shall qualify.

The table below sets forth certain information regarding the composition of our Board of Directors, including the terms of office of board members.  It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below.  If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend.  At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected.  Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. None of the shares beneficially owned by directors, executive officers or nominees to the Board of Directors have been pledged as security or collateral for any loans.

Names and Address (1)	Age(2)	Positions Held	Director Since	Current Term to Expire	Shares of Common Stock Beneficially Owned on Record Date (3)	Percent of Class
Directors/Nominees:

Marshall T. Reynolds	76	Chairman of the Board	2006	2013	1,712,773	11.9%

Douglas V. Reynolds	37	President and Director	2008	2013	1,162,279	8.0%

Larry A. Blount	63	Secretary/Treasurer, Chief Financial Officer	n/a	2013	6,000	*

Jack M. Reynolds	48	Director	2006	2013	439,049	3.0%

Neal W. Scaggs	77	Director	2006	2013	363,539	2.5%

Joseph L. Williams	68	Director	2006	2013	116,549	0.8%

Keith Molihan	70	Director	2008	2013	-	*

Nester S. Logan	73	Director	2010	2013	326,309	2.3%

Samuel G. Kapourales	78	Director	2010	2013	444,807	3.1%

All Directors and Executive Officers as a Group (9 persons)					4,571,305	31.6%

*	Less than 1%.
(1)	The mailing address for each person listed is 100 Industrial Lane, Huntington, West Virginia 25702.
(2)	As of May 6, 2013.
(3)
In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table of any shares of common stock if he has sole or shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.

Directors and Executive Officers

The principal occupation during the past five years of each director and executive officer is set forth below.  All directors and executive officers have held their present positions since our inception unless otherwise stated.

Marshall T. Reynolds has served as Chairman of the Board of Directors since our inception. Mr. Reynolds has served as Chief Executive Officer and Chairman of the Board Directors of Champion Industries, Inc., a commercial printer, business form manufacturer and supplier of office products and furniture, from 1992 to the present, and sole stockholder from 1972 to 1993; President and General Manager of The Harrah & Reynolds Corporation, from 1964 (and sole stockholder since 1972) to present; Chairman of the Board of Directors of the Pullman Plaza Hotel in Huntington, West Virginia; and Chairman of the Board of Directors of McCorkle Machine and Engineering Company in Huntington, West Virginia. Mr. Reynolds is also Chairman of the Board of Directors of First Guaranty Bank in Hammond, Louisiana; and Chairman of the Board of Directors of Premier Financial Bancorp, Inc. in Huntington, West Virginia. Mr. Reynolds is the father of Jack Reynolds and Douglas Reynolds.  Mr. Reynolds varied career as a business leader and experience in a number of industries qualifies him to be on the Board of Directors.

Jack M. Reynolds served as President, Chief Financial Officer and a member of our Board of Directors since our inception to September 2008.  Mr. Reynolds has been a Vice President of Pritchard Electric Company since 1998.  Pritchard is an electrical contractor providing electrical services to both utility companies as well as private industries.  Mr. Reynolds also serves as a Director of Citizens Deposit Bank of Vanceburg, Kentucky.  Mr. Reynolds is the son of Marshall Reynolds and the brother of Douglas Reynolds.  Mr. Reynolds lengthy service at Pritchard Electric and knowledge of the contracting industry provides hands on expertise to the Board of Directors.

Neal W. Scaggs has been a Director since our inception.  Mr. Scaggs has been president of Basiden Brothers, Inc. (retail and wholesale hardware) from 1963 to the present.  Mr. Scaggs is on the Boards of Directors of Premier Financial Bancorp, Inc. and Champion Industries, Inc.  Mr. Scaggs also serves as Chairman of the Board of Directors of Bucane, Inc.  Mr. Scaggs business experience in sales, marketing and capital markets provides a broad business perspective to the Board of Directors.

Joseph L. Williams has been a Director since our inception.  Mr. Williams is the Chairman and Chief Executive Officer of Basic Supply Company, Inc., which he founded in 1977.  Mr. Williams was one of the organizers and is a Director of First Sentry Bank, Huntington, West Virginia.  Mr. Williams was Chairman, President and Chief Executive Officer of Consolidated Bank & Trust Co., in Richmond, Virginia from 2007 until it merged with Premier Financial Bancorp, Inc. in 2009.  Mr. Williams is a former member of the West Virginia Governor’s Workforce Investment Council. He is a former Director of Unlimited Future, Inc. (a small business incubator) and a former Member of the National Advisory Council of the U.S. Small Business Administration.  Mr. Williams is a former Mayor and City Councilman of the City of Huntington, West Virginia.  He is a graduate of Marshall University with a degree in finance and is a former member of its Institutional Board of Governors.  Mr. Williams’ investment and management experience provides the board of directors and important perspective in business development.

Keith Molihan was appointed to the Board of Directors on August 15, 2008. Mr. Molihan is a retired executive director of the Lawrence County Community Action Organization.  Mr. Molihan has served as Chairman of the Board of Directors of Ohio River Bank, Chairman of the Board of Directors of Farmers Bank of Eminence Kentucky and Chairman of the Board of EMEGA Turbine Technology, as well as President of the Lawrence County Ohio Port Authority and President of the Southeast Ohio Emergency Medical organization.  Mr. Molihan’s experience provides insights in the industrial aspects of the Company’s business.

Douglas V. Reynolds is our President.  He is also an attorney for Reynolds & Brown, PLLC.  Mr. Reynolds is the President of the Transylvania Corporation and a director of The Harrah and Reynolds Corporation.  Mr. Reynolds is a graduate of Duke University and holds a law degree from West Virginia University.  Mr. Reynolds is the son of Director Marshall T. Reynolds and brother of Jack M. Reynolds.  Mr. Reynolds’ varied experience and senior management roles with other companies make Mr. Reynolds a valuable member of the Board.

Nester S. Logan is the owner of S.S. Logan Packing Co. located in Huntington, West Virginia.  Mr. Logan is a Director of First Sentry Bank and First Bank of Charleston.  Mr. Logan’s experience in the Company’s market area provides the Board with knowledge of business conditions in West Virginia and Ohio.

Samuel G. Kapourales is a Board Member of the West Virginia Housing Development Fund and The West Virginia Board of Pharmacy and Kapourales Properties, LLC. He is a former Board Member of the West Virginia Health Care Authority Mr. Kapourales serves as a Director of First National Bank of Williamson and First Bank of Charleston.  Mr. Kapourales’ varied business experience makes him a valuable member of the Board.

Larry A. Blount was appointed as Chief Financial Officer and Secretary of the Company.  Mr. Blount graduated from West Virginia State University with a Bachelor of Science degree in Business Administration and

Accounting.  He is also a Certified Public Accountant.  Mr. Blount was employed by Union Boiler Company, in various capacities, including Staff Accountant, Internal Auditor, Chief Accountant and Controller, from 1980-1996.  From 1996-2003 he was Controller and Vice-President of Accounting and Finance for Williams Group International.  He served as Divisional Accounting Manager for Alberici Constructors from 2003-2005. From 2005-2007, Mr. Blount served as Vice President, Chief Financial Officer, Secretary and Treasurer for Nitro Electric Company.

Board Independence

The Board of Directors consists of a majority of “independent directors” within the meaning of the NYSE Amex corporate governance listing standards.  The Board of Directors has determined that Messrs. Scaggs, Williams, Molihan, Logan and Kapourales are “independent directors” within the meaning of such standards. There were no transactions not required to be reported under “Certain Relationships and Related Transactions” that were considered in determining the independence of our directors.

The Board of Directors has adopted a policy that the independent directors of the Board of Directors shall meet in executive sessions periodically, which meetings may be held in conjunction with regularly scheduled board meetings.  One executive session was held during the fiscal year ended September 30, 2012.

Board Leadership Structure and Risk Oversight

Our board of directors is chaired by Mr. Marshall T. Reynolds, who is a non-executive director.  We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles.  The Chief Executive Officer is responsible for overseeing the day to day operations of the Company.  The Chairman provides guidance to the Chief Executive Officer and, together with the entire board of directors helps develop the strategic plan for the Company.

The role of the board of directors in the Company’s risk oversight process includes receiving reports from senior management on areas of material risk to the Company, including operational, financial, legal, regulatory, strategic and reputational risk.  The full board reviews such reports and follows up with senior management to best determine how to address such risks.

Section 16(a) Beneficial Ownership Reporting Compliance

Our common stock is registered with the Securities and Exchange Commission pursuant to Section 12(b) of the Securities Exchange Act of 1934.  The officers and directors and beneficial owners of greater than 10% of our common stock are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of the common stock.  Securities and Exchange Commission rules require disclosure in our Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of our common stock to file a Form 3, 4 or 5 on a timely basis.  Based on our review of ownership reports required to be filed for the fiscal year ended September 30, 2012, all of our directors, officers and owners of more than 10% of our common stock filed these reports on a timely basis.

Meetings of the Board of Directors

During fiscal 2012, the Board of Directors held twelve regular meetings and five special meetings.  No director attended fewer than 75% in the aggregate of the total number of board meetings held.  All directors serving on our committees attended more than 75% of the total number of committee meetings on which they served during fiscal 2012.  Although not required, attendance of Board members at the Annual Meeting of Stockholders is encouraged.  All members of our Board of Directors attended the 2012 Annual Meeting of Stockholders.

Board Committees

The Board of Directors has an audit committee. Our audit committee charter is available for inspection at www.energyservicesofamerica.com.

Audit Committee.  The audit committee consisted of Messrs. Scaggs, Williams and Molihan with Mr. Scaggs acting as chairman of the committee in fiscal 2012.  The audit committee met four times during the fiscal year ended September 30, 2012.  All of the directors appointed to the audit committee are independent members of the board of directors, as defined by Securities and Exchange Commission rules and the NYSE Amex corporate governance listing standards. Each member of the audit committee is financially literate, and the Board of Directors has determined that Mr. Molihan qualifies as an audit committee financial expert, as such term is defined by Securities and Exchange Commission rules.

The audit committee reviews the professional services and independence of our independent registered public accounting firm and our accounts, procedures and internal controls. The audit committee also recommends the firm selected to be our independent registered public accounting firm, reviews and approves the scope of the annual audit, reviews and evaluates with the independent public accounting firm our annual audit and annual consolidated financial statements, reviews with management the status of internal accounting controls, evaluates problem areas having a potential financial impact on us that are brought to the committee’s attention by management, the independent registered public accounting firm or the board of directors, and evaluates all of our public financial reporting documents.

The audit committee approved the appointment of Arnett Foster Toothman, P.L.L.C. to be our independent registered public accounting firm for the 2013 fiscal year.  A representative of Arnett Foster Toothman, P.L.L.C. is expected to attend the Annual Meeting.  The following is a summary of fees paid or to be paid to Arnett Foster Toothman, P.L.L.C. for services rendered.

Audit Fees

We paid our principal accountant $125,855 and $173,450 for the services they have performed in connection with the audit of our financial statements included in our Annual Report for fiscal 2012 and 2011, respectively.

Audit-Related Fees

During fiscal 2012 and 2011 we incurred $-0- and $11,920 for services, our independent registered public accounting firm rendered related to review of comments from, and responses to, Securities and Exchange Commission comments.

Tax Fees

During the fiscal year ended September 30, 2012, we paid our principal accountant $41,628 for tax compliance services.  During the fiscal year ended September 30, 2011, we paid our principal accountant $48,343 for tax compliance services.

All Other Fees

During fiscal 2012 and 2011, there were no fees billed for products and services provided by our independent registered public accounting firm other than those set forth above.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The audit committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget.  The audit committee has delegated pre-approval authority to its Chairman when expedition of services is necessary.  The independent registered public accounting firm and management are required to periodically report to the full audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.  All of the fees paid in the audit-related, tax and all other categories were approved per the pre-approval policies.

Audit Committee Report

In accordance with rules established by the Securities and Exchange Commission, the audit committee has prepared the following report for inclusion in this proxy statement:

As part of its ongoing activities, the audit committee has:

●	reviewed and discussed with management and the independent registered public accounting firm our audited consolidated financial statements for the fiscal year ended September 30, 2012;
●	discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and
●
received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the audit committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2012.  In addition, the Audit Committee appointed Arnett Foster Toothman, P.L.L.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2013, subject to the ratification of this appointment by the stockholders.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

Neal W. Scaggs
Joseph L. Williams
Keith Molihan

Nominating Committees.  The Board has determined that the independent members of the Board of Directors will perform the duties of the nominating committee of the Board of Directors. The nominating committee does not have a written charter.  The nominating committee will (i) identify individuals qualified to become members of the Board of Directors and recommend to the Board of Directors the nominees for election to the Board of Directors; (ii) recommend director nominees for each committee to the Board of Directors; and (iii) identify individuals to fill any vacancies on the Board of Directors.  The nominating committee met one time during the fiscal year ended September 30, 2012.

The nominating committee of the Board identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service.  Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective.  If any member of the Board of Directors does not wish to continue in service, or if the Board decides not to re-nominate a member for re-election, or if the size of the Board of Directors is increased, the independent directors would solicit suggestions for director candidates from all board members. The independent directors would seek to identify a candidate who at a minimum satisfies the following criteria:

●	has the highest personal and professional ethics and integrity and whose values are compatible with ours;
●	has experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

●	is willing to devote the necessary time to the work of the Board of Directors and its committees, which includes being available for board and committee meetings;
●	is familiar with the communities in which we operate and/or is actively engaged in community activities;
●	is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and our stockholders; and
●	has the capacity and desire to represent the balanced, best interests of our stockholders as a group, and not primarily a special interest group or constituency.

The nominating committee will also take into account whether a candidate satisfies the criteria for “independence” under Securities and Exchange Commission rules and the NYSE Amex Listing Standards and, if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an “audit committee financial expert.”  The nominating committee will consider diversity in identifying nominees for director, but has no specific policy or established criteria in this regard.  The nominating committee seeks candidates who have a broad range of business experience when considering nominees to the Board of Directors.

Procedures for the Nomination of Directors by Stockholders

The Board of Directors has adopted procedures for the submission of director nominees by stockholders.  If a determination is made that an additional candidate is needed for the Board of Directors, the independent members of the Board of Directors will consider candidates submitted by our stockholders.  Stockholders can submit the names of qualified candidates for director by writing to our Corporate Secretary at 100 Industrial Lane, Huntington, West Virginia 25702.  The Corporate Secretary must receive a submission not less than forty-five (45) days prior to the date of our proxy materials for the preceding year’s annual meeting.  The submission must include the following information:

●	a statement that the writer is a stockholder and is proposing a candidate for consideration by our independent directors;
●
the name and address of the stockholder as they appear on the our books and number of shares of our common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

●
the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

●	a statement of the candidate’s business and educational experience;
●	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Securities and Exchange Commission Regulation 14A;
●	a statement detailing any relationship between the candidate and Energy Services of America Corporation;
●	a statement detailing any relationship between the candidate and any customer, supplier or competitor of Energy Services of America Corporation;
●	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and
●	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders will also need to comply with any additional procedural and informational requirements adopted in the future.

Stockholder Communications with the Board

A stockholder who wants to communicate with the Board of Directors or with any individual director can write to the Corporate Secretary at 100 Industrial Lane, Huntington, West Virginia 25702, Attention:  Corporate Secretary.  The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership.  Depending on the subject matter, management will:

●	forward the communication to the director or directors to whom it is addressed;
●	attempt to handle the inquiry directly, i.e. where it is a request for information about us or it is a stock-related matter; or
●	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each board meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

The Compensation Committee

The compensation committee consists of directors Joseph L. Williams, Keith Molihan and Nester S. Logan. Each member of the compensation committee is considered “independent” as defined in the NYSE Amex corporate governance listing standards.  The Board of Directors has adopted a written charter for the Committee.

The compensation committee is appointed by the Board of Directors to assist the Board in developing compensation philosophy, criteria, goals and policies for our executive officers that reflect our values and strategic objectives. The committee reviews the performance of our executive officers and annually recommends to the full Board the compensation and benefits for our executive officers (including the Chief Executive Officer).  The committee administers our compensation plans.  The committee establishes the terms of employment and severance agreements/arrangements for executive officers. The committee recommends to the full Board the compensation to be paid to our directors and any affiliates for their service on the Board. Finally, the committee establishes annual compensation percentage increases for all employees.

For fiscal 2012, in making compensation decisions, the compensation committee did not use numerical formulas to determine changes in compensation for the named executive officers. The committee considered a variety of factors in its deliberations over executive compensation, emphasizing the profitability and scope of our operations, the experience, expertise and management skills of the named executive officers and their role in our future success, as well as compensation surveys prepared by professional firms to determine compensation paid to executives performing similar duties for similarly sized institutions.  While the quantitative and non-quantitative factors described above were considered by the committee, such factors were not assigned a specific weight in evaluating the performance of the named executive officers. In determining the Chief Executive Officer’s bonus, the Chairman of the Board also considered the above factors and made a recommendation to the committee which authorized such bonus. For the other named executive officers, the Chief Executive Officer considered the above factors and made a recommendation to the committee which authorized their bonuses.

Code of Ethics

We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.  The Code of Ethics was previously filed as an exhibit to our Registration Statement on Form S-1.  A copy of the Code will be furnished without charge upon written request to the Corporate Secretary, Energy Services of America Corporation, 100 Industrial Lane, Huntington, West Virginia.

Executive and Director Compensation

We have adopted a compensation committee policy that reflects the compensation philosophy and objectives of the compensation committee.

Compensation Philosophy and Objectives

The compensation committee believes that an effective executive compensation program rewards the achievement of pre-established short term, long-term and strategic goals, and aligns executives’ interests with those of our stockholders.  The committee regularly evaluates both performance and compensation relative to other comparable publicly traded companies.  We also manage our named executive officers’ compensation to align with the time horizon of our growth and development.  As we grow, we strive to ensure that our compensation programs and practices remain consistent with our philosophy to provide competitive, performance-based, and risk appropriate compensation that enables us to attract, motivate and retain top performers who are essential to our successful growth and performance.

The primary objectives of our executive compensation program are to:

●	provide pay for performance utilizing short and long-term incentives;
●	align executive interests with those of stockholders through appropriate focus on stock based compensation;
●	be competitive with the marketplace within which we compete for talent;
●	ensure compensation programs reward performance while appropriately managing risk; and
●	enable us to attract, motivate, and retain top talent.

We accomplish all these objectives through a total compensation program that balances fixed and variable (i.e. incentive) compensation with a focus on providing rewards to named executive officers for their contributions to achieving core business objectives and furthering our short and long-term performance.  We balance our desire for superior performance with safeguards so that our programs do not result in excessive risk taking that can threaten our long-term value and stability.

We also recognize that our ability to attract and retain top talent has become even more critical as we grow.  In fact, we believe our rapid growth is partially a result of our ability to attract superior talent.

Our executive compensation philosophy provides competitive ranges for each component and in the aggregate.  The starting point targets market median but by using performance-based instruments, actual compensation varies widely depending on our performance against our stated objectives and our industry peers.  We meet this objective for our named executive officers through the following components of their total compensation:

●	Base salaries are targeted at market median, but allow for recognition of each individual’s role, contribution, performance, and experience.
●	Short-term incentive targets reflect market median although actual payouts will vary based on our performance relative to company-wide, team and individual contributions toward our strategic plan.
●
Long-term incentive awards are intended to provide significant focus on long-term performance through stock-based compensation.  Long-term compensation is designed to balance multiple objectives:  (1) reward for long-term, sustained performance and stock price growth; (2) align executive interests with stockholders through stock ownership; and (3) provide powerful retention of our highest performers through vesting periods.

●
Retirement, health, life insurance, disability, severance and other perquisites and benefits are provided, but their focus and value are intentionally set to be conservatively competitive in order to attract and retain talented individuals.

Executive total compensation is expected to vary each year, and evolve over the long-term to reflect our performance relative to our peers and the industry, and to correspond with stockholder returns.

We review our executive compensation philosophy and programs annually to ensure that they are achieving desired objectives and supporting our needs as we grow to be a more complex organization.

Summary Compensation Table for Executives.  The following table shows the compensation of Edsel R. Burns, and Mr. Harley Mooney, each of whom served as our Chief Executive Officer for a portion of the fiscal year, and our principal executive officer, and Larry Blount, the only other executive officer who received total compensation of $100,000 during the past fiscal year for services to the company or any of its subsidiaries during the years ended September 30, 2012 and 2011.

Summary Compensation Table
Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards(1) ($)		All other compensation(3) ($)		Total ($)
Edsel R. Burns President and Chief Executive Officer	2012 2011	$ $	151,000 151,000	$ $	— —	$ $	— —	$ $	22,260 22,558	$ $	171,260 173,558

Harley Mooney President and Chief Executive Officer (2)	2012		$5,769		$—		$—		$—		$5,769

Larry Blount Secretary/Treasurer and Chief Financial Officer	2012 2011	$ $	125,000 125,000	$ $	— —	$ $	— —	$ $	9,504 8,526	$ $	134,504 133,526

(1)	This is the aggregate grant date for fair value computed in accordance with FASB ASC Topic 718. Mr. Burns retired as President and Chief Executive Officer on August 27, 2012.
(2)	Mr. Mooney served as Chief Executive Officer from August 27, 2012 until December 6, 2012.
(3)	Other compensation includes Director fees of $11,000 for Mr. Burns, 401(k) match of $2,352 for Mr. Burns and $1,968 for Mr. Blount and vehicle rental of $6,908 for Mr. Burns and $7,536 for Mr. Blount.

Benefit Plans

Stock Benefit Plans

Long Term Incentive Plan.  In 2010, the Board of Directors adopted, and our shareholders approved, the Energy Services of America Corporation Long Term Incentive Plan (the “LTIP”), to provide our employees and directors with additional incentives to promote our growth and performance.  The LTIP gives us the flexibility we need to continue to attract and retain highly qualified employees and directors by offering a competitive compensation program that is linked to the performance of our common stock.

The LTIP is administered by our compensation committee. The committee may determine the type of award and the terms and conditions of each award under the LTIP, which shall be set forth in an award agreement delivered to each participant.  The LTIP authorizes the issuance of up to 1,200,000 shares of Company common stock pursuant to grants of restricted stock awards, performance share awards, restricted stock units, performance share units, incentive stock options, non-qualified stock options and stock appreciation rights, provided, however, that in any five year period, no individual may receive a grant of any type for more than 180,000 shares.

The committee is authorized to grant awards, the vesting of which may be subject to the satisfaction of performance-based conditions. The vesting date of performance-based awards is the date on which all the performance measures are attained and the performance period is concluded.  Any unvested performance-based awards for which the performance measures are not satisfied will be forfeited without consideration. If the right to become vested in an award under the LTIP is conditioned on the completion of a specified period of service with the Company or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the committee and evidenced in the award agreement.  In general, no awards may vest at a rate exceeding one-third per year commencing one year after the date of grant.

Unless otherwise provided in an award agreement, in the event of a participant’s termination of service for any reason other than disability, retirement, death or termination for cause, then (i) any stock options and stock appreciation rights shall be exercisable only as to those awards that were vested on the date of termination of service and only for a period of three months following termination, and (ii) any restricted stock awards or restricted stock units that have not vested as of the date of termination of service shall expire and be forfeited.  In the event of termination for cause, any awards that have not vested, or have vested but have not been exercised (in the case of stock options and stock appreciation rights) shall expire and shall be forfeited.

Upon termination of service due to death or disability, all stock options and stock appreciation rights shall be exercisable as to all shares subject to an outstanding award, whether or not then exercisable, and all restricted stock and restricted stock unit awards shall become fully vested at the date of termination of service.  Stock options and stock appreciation rights may be exercised for a period of one year following such termination of service.

Unless otherwise provided in an award agreement, upon termination of service due to retirement, all stock options and stock appreciation rights shall be exercisable as to all shares subject to an outstanding award, whether or not then exercisable.  Unless otherwise provided in an award agreement, all other awards, except performance-based awards subject to Section 162(m) of the Internal Revenue Code, shall become fully vested on retirement.

Unless otherwise provided in an award agreement, upon the occurrence of an involuntary termination of employment (or, as to a director, termination of service as a director) following a “change in control” of the Company (as defined in the LTIP), all outstanding options and stock appreciation rights then held by a participant will become fully exercisable and all restricted stock and restricted stock unit awards shall be fully earned and vested.  In the event of a change in control, any performance measure attached to an award shall be deemed satisfied as of the date of the change in control.

If the committee determines that a present or former participant has (i) used for profit or disclosed to unauthorized persons, our confidential information or trade secrets; (ii) breached any contract with or violated any fiduciary obligation to us; or (iii) engaged in any conduct which the committee determines is injurious to the Company, the committee may cause that participant to forfeit his or her outstanding awards under the Plan.

If we are required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any participant who is an executive officer shall: (i) reimburse the Company the amount of any bonus or incentive compensation paid to such participant that were subsequently reduced due to the restatement; (ii) have outstanding awards granted under the LTIP cancelled; and/or (iii) reimburse the Company for any gains realized in the exercise of options, vesting of or open market sales of vested, restricted stock awards or performance share awards, payment of any restricted stock units, performance share units or stock appreciation rights granted to such participant, regardless of when issued, but only if, and to the extent that (A) the amount of the bonus or incentive compensation was calculated based on achievement of the original financial results; (B) the executive officer engaged in intentional misconduct that caused or partially caused the need for the restatement; and (C) the amount of the bonus or incentive compensation, as calculated under the restated financial results, is less than the amount actually paid or awarded under the original financial results.

The Board of Directors may, at any time, amend or terminate the LTIP or any award granted under the LTIP, provided that, except as provided in the LTIP, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent.

Employment Agreements

On February 15, 2012, we entered into employment agreements with Mr. Edsel R. Burns, our President and Chief Executive Officer, and Mr. Larry A. Blount, our Chief Financial Officer.  The term of each of the employment agreements is 24 months, renewable daily, such that the remaining term will always be 24 months, unless a notice of non-renewal is provided.

The employment agreements provide for annual base salaries of $151,000 for Mr. Burns and $125,000 for Mr. Blount.  In addition to base salary, the executives will be entitled to a discretionary annual incentive bonus and the executives will participate in the employee benefit plans as we generally made available to our employees from time to time, including retirement and health plans.

Upon the occurrence of an involuntary termination of employment or a voluntary termination of employment for “Good Reason” (as defined in the agreements), the agreements provide for severance pay equal to one and one-half (1.5) times the sum of the executive’s then-current annual base salary, paid in a lump sum within thirty (30) days after the date of termination, plus continued nontaxable medical dental insurance coverage for the remaining term of the agreement.

Upon the occurrence of a change in control (as defined in the agreements), each executive shall be paid a lump sum cash payment equal to one and one-half (1.5) times his annualized base salary.  However, if any termination of employment (other than for cause) follows a change in control, then the executives and their spouses shall be entitled to receive non-taxable medical and dental insurance coverage substantially comparable (and on substantially the same terms and conditions) to the coverage maintained by us for each executive and his spouse prior to the date of termination of employment until each individual attains Medicare eligibility age.

If the termination of employment is due to disability (as defined in the agreements), the agreements provide for continuation for the remaining term of the agreement of the executive’s non-taxable medical and dental coverage substantially comparable (and on substantially the same terms and conditions) to the coverage maintained by us for the executive immediately prior to his termination of employment due to disability.

If the termination of employment is due to death, the agreements provide for payment of the executive’s base salary though his last day of the calendar month in which his death occurred.

If the termination of employment is for cause (as defined in the agreements) or results from a voluntary resignation without Good Reason, then the executive shall be entitled to receive the compensation due to him through the termination date.  However, if Mr. Burns’ voluntary resignation is due to his retirement or early retirement, then we will provide him and his spouse with continued non-taxable medical and dental insurance coverage substantially comparable (and on substantially the same terms and conditions) to the coverage maintained by us for Mr. Burns and his spouse immediately prior to his date of termination until Mr. Burns and his spouse each attains Medicare eligibility age.

Upon the termination of the executive’s employment for any reason, each of the executives must each adhere to a two-year non-competition covenant.  Upon Mr. Burns’ retirement he did not receive any payments under his employment agreement.

Outstanding Equity Awards at Year End.  The following table sets forth information with respect to outstanding equity awards as of September 30, 2012 for the named executive officers.  Neither of our named executive officers had options to acquire shares of our common stock outstanding as of September 30, 2012.

OUTSTANDING EQUITY AWARDS AT SEPTEMBER 30, 2012
Name	Stock awards
	Number of shares or units of stock that have not vested (#)(1)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(2)
Edsel R. Burns	—	—	—	—
Harley Mooney	—	—	—	—
Larry Blount	—	—	3,000	$1,800

(1)	Restricted stock generally vests in three equal installments on the anniversary of the grant date over a three year period.
(2)	Market value is calculated on the basis of $0.60 per share, which was the closing sales price for our common stock on May 6, 2013.

Energy Services 401(k) Plan

401(k) Retirement Plans

We maintain the Energy Services of America Staff 401(k) Retirement Plan.  Our four wholly owned subsidiaries, C. J. Hughes Construction Company, Inc., Nitro Electric Company, Inc., Contractors Rental Corporation, and ST Pipeline adopted the Plan on behalf of their non-union employees.  Employees are immediately eligible for the Plan upon date of hire but must wait until a quarterly entry date to join the Plan.  Employees may contribute eligible wages up to the maximum indexed dollar amount set by the Internal Revenue Service, which was

$16,500 for 2012.  In addition, participants who are age 50 or older by the end of the plan year may elect to defer up to an additional $5,500 into the 401(k) plan for 2012.  We will match $0.25 on each dollar contributed up to 6% of eligible wages.  Additionally, each plan year, we may make discretionary profit-sharing contributions for participants who are actively employed on the last day of the plan year.  The discretionary contributions will be allocated to a qualifying participant’s individual account based on the ratio of his or her compensation to the total compensation of all qualifying participants for the Plan Year. No discretionary profit sharing contributions were made in 2012.  Participants direct the investment of their account in the Plan, selecting from investment funds provided under the Plan. Participants receive quarterly benefit statements that provide information on their account balances and have immediate access to their account through an Interactive Voice Response System and the Internet.  Plan benefits are paid as soon as administratively possible following the participant’s termination of employment.  Lump sums, partial payments and installment payments are available if the participant’s account balance exceeds $1,000.

Energy Services of America Corporation 2009 Employee Stock Purchase Plan

The plan enables eligible employees to purchase common stock through payroll deductions. The plan is intended to qualify under Section 423 of the Internal Revenue Code and its regulations.  During 2012 we did not utilize the plan.

Directors’ Compensation

Director Compensation.  The table set forth below shows the compensation of our non-executive directors for the fiscal year ended September 30, 2012.  We did not make any non-equity incentive plan awards and there were no preferential earnings on nonqualified deferred compensation.

Director Compensation
Name	Fees earned or paid in cash ($)	Stock Awards (1) ($)	All other compensation ($)	Total ($)
Jack M. Reynolds	11,000	—	—	11,000
Neal W. Scaggs	11,000	—	—	11,000
Joseph L. Williams	11,000	—	—	11,000
Keith Molihan	11,000	—	—	11,000
Douglas Reynolds	11,000	—	—	11,000
Nester Logan	11,000	—	—	11,000
Samuel Kapourales	11,000	—	—	11,000
Jim Shafer	5,000	—	—	5,000
Richard Adams Jr.	10,000	—	—	10,000
Eric Dosch	11,000	—	—	11,000

(1) This is the aggregate grant date fair value computed in accordance with FASB ASC topic 718.

Certain Relationships and Related Transactions

We intend that all transactions between us and our executive officers, directors, holders of 10% or more of the shares of any class of our common stock and affiliates thereof, will be on terms no less favorable then those terms given to unaffiliated third parties and will be approved by a majority of our independent outside directors not having any interest in the transaction.

There were no transactions or series of transactions since the beginning of our last fiscal year or any currently proposed transaction where we were or are a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

PROPOSAL II—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm for the year ended September 30, 2012 was Arnett & Foster Toothman, P.L.L.C.  Our Audit Committee has approved the engagement of Arnett Foster Toothman, P.L.L.C. to be our independent registered public accounting firm for the year ending September 30, 2013, subject to the ratification of the engagement by our stockholders as required by our Bylaws.  At the annual meeting, the stockholders will consider and vote on the ratification of the engagement of Arnett Foster Toothman, P.L.L.C. for the year ending September 30, 2013.  A representative of Arnett Foster Toothman, P.L.L.C. is expected to attend the annual meeting to respond to appropriate questions and to make a statement if he so desires.

Although stockholder ratification of the independent registered public accounting firm is being sought, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interest of Energy Services of America Corporation and its stockholders.

In order to ratify the selection of Arnett Foster Toothman, P.L.L.C. as the independent registered public accounting firm for the year ending September 30, 2013, the proposal must receive at least a majority of the votes represented at the annual meeting, without regard to abstentions or broker non-votes, in favor of such ratification.  The Audit Committee of the Board of Directors recommends a vote “FOR” the ratification of Arnett Foster Toothman, P.L.L.C. as the independent registered public accounting firm for the year ended September 30, 2013.

PROPOSAL III – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The compensation of our Principal Executive Officer and our other most highly compensated executive officer of the Company (“Named Executive Officers”) is described in “Executive Compensation.”  Shareholders are urged to read the Executive Compensation section of this Proxy Statement, which discusses our compensation policies and procedures with respect to our Named Executive Officers.

In accordance with Section 14A of the Exchange Act, shareholders will be asked at the Annual Meeting to provide their support with respect to the compensation of our Named Executive Officers by voting on the following advisory, non-binding resolution:

RESOLVED, that the shareholders of Energy Services of America Corp. (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers described in the Executive Compensation section of the Proxy Statement, the compensation tables and other narrative executive compensation disclosures set forth in that section.

This advisory vote, commonly referred to as a “say-on-pay” advisory vote, is non-binding on the Board of Directors. Although non-binding, the Board of Directors and the Compensation Committee value constructive dialogue on executive compensation and other important governance topics with our shareholders and encourages all shareholders to vote their shares on this matter. The Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.

Unless otherwise instructed, validly executed proxies will be voted “FOR” this resolution.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RESOLUTIONS SET FORTH IN PROPOSAL III.

PROPOSAL IV– ADVISORY VOTE ON THE FREQUENCY OF FUTURE “SAY-ON-PAY” ADVISORY VOTES

In accordance with Section 14A of the Exchange Act, we are providing a shareholder advisory vote to approve the compensation of executives (the “say-on-pay” advisory vote in Proposal Three above) this year and will do so at least once every three years thereafter.  Pursuant to Section 14A of the Exchange Act, at the 2013 Annual Meeting, we are also asking shareholders to vote on whether future “say-on-pay” advisory votes on executive compensation should occur every year, every two years or every three years.

After careful consideration, the Board of Directors recommends that future shareholder “say-on-pay” advisory votes on executive compensation be conducted every year.  The determination was based upon the premise that Named Executive Officer compensation is evaluated, adjusted and approved on an annual basis by the Board of Directors upon a recommendation from the Compensation Committee and the belief that investor sentiment should be a factor taken into consideration by the Compensation Committee in making its annual recommendation.

Although the Board of Directors recommends a “say-on-pay” vote every year, shareholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. Shareholders are not voting to approve or disapprove of the Board of Directors’ recommendation.

Although this advisory vote regarding the frequency of “say-on-pay” votes is non-binding on the Board of Directors, the Board of Directors and the Compensation Committee will review the voting results and take them into consideration when deciding how often to conduct future “say-on-pay” shareholder advisory votes.

Unless otherwise instructed, validly executed proxies will be voted for the “One Year” frequency option.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO SELECT THE “ONE YEAR” FREQUENCY OPTION.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at our executive office located at 100 Industrial Lane, Huntington, West Virginia 25702, no later than January 15, 2014, which is 120 days from the date in which we expect to mail our proxy materials for the next annual meeting.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

Advance Notice of Business to be Conducted at an Annual Meeting

Our bylaws provide an advance notice procedure for business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders.  In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy (70) days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs. A stockholder’s notice to the Secretary shall set forth (a) as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and (ii) any material interest of the stockholder in such business, and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder and (ii) the class, series and number of shares of our capital stock which are beneficially owned by the stockholder. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided.  Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

    Accordingly, advance written notice for business to be brought before the next annual meeting must be given to us no later than April 12, 2014 and no earlier than March 14, 2014, assuming next year’s annual meeting is held on June 11, 2014.  If notice is received after that date, it will be considered untimely, and we will not be required to present the matter at the meeting.

OTHER MATTERS

    The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement.  However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.  The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934.

MISCELLANEOUS

    The cost of solicitation of proxies in the form enclosed herewith will be borne by Energy Services of America Corporation.  Proxies also may be solicited personally or by mail, telephone or telegraph by our directors, officers and employees, without additional compensation therefor. We also will request persons, firms and corporations holding shares in their names, or in the names of their nominees which are beneficially owned by others, to send proxy materials to and to obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

    ADDITIONAL COPIES OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED SEPTEMBER 30, 2012 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO LARRY A. BLOUNT, ENERGY SERVICES OF AMERICA CORPORATION, 100 INDUSTRIAL LANE, HUNTINGTON, WEST VIRGINIA 25702, OR CALL (304) 399-6300.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Larry A. Blount
Larry A. Blount
Corporate Secretary

Huntington, West Virginia
May 14, 2013

REVOCABLE PROXY

ENERGY SERVICES OF AMERICA CORPORATION
ANNUAL MEETING OF STOCKHOLDERS

June 12, 2013

The undersigned hereby appoints the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Energy Services of America Corporation (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at the Pullman Plaza Hotel, 1001 Third Avenue, Huntington, West Virginia 25701 on June 12, 2013 at 2:00 p.m., local time.  The proxy holders are authorized to cast all votes to which the undersigned is entitled as follows:

		FOR	VOTE WITHHELD

1.	The election as directors of all nominees listed below each to serve for a one-year term.	☐	☐

1) Marshall T. Reynolds, 2) Jack M. Reynolds, 3) Douglas V. Reynolds, 4) Neal W. Scaggs, 5) Joseph L. Williams, 6) Keith Molihan, 7) Nester S. Logan and 8) Samuel G. Kapourales.

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

		FOR	AGAINST	ABSTAIN

2.	The ratification of the appointment of Arnett Foster Toothman P. L.L.C. as our independent registered public accounting firm for the year ended September 30, 2013.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	An advisory, non-binding resolution with respect to our executive compensation.	☐	☐	☐

		ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
4.	An advisory, non-binding vote with respect to the frequency of voting on our executive compensation.	☐	☐	☐	☐

The Board of Directors recommends a vote “FOR” Proposal One, Proposal Two, and Proposal Three and “One Year” for Proposal 4.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF PROPOSALS ONE THROUGH THREE AND "ONE YEAR" FOR PROPOSAL FOUR STATED ABOVE.  IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS.  AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.  This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a Proxy Statement dated May 14, 2013 and the Company’s 2012 Annual Report on Form 10-K, including audited financial statements.

Dated:	☐ Check Box if You Plan
to Attend Annual Meeting

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this proxy card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Please complete and date this proxy card and return it promptly in the enclosed postage-prepaid envelope.